Exhibit (j) under Form N-1A
                                             Exhibit 23 under Item 601/ Reg. S-K


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference tot our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 321 to the Registration Statement (Form N-1A, No. 33-34154) of The Riverfront Funds and to the use of our report dated February 8, 2002, incorporated by reference therein.


Cincinnati, Ohio                          /s/ Ernst & Young LLP
                                          ---------------------
April 23, 2002                            Ernst & Young LLP